SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

HIGHWOODS PROPERTIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-13100	56-1871668
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HIGHWOODS REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

North Carolina	000-21731	56-1869557
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court, Suite 600

Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrants’ telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 22, 2007, Highwoods Realty Limited Partnership (the “Operating Partnership”), the limited partnership through which Highwoods Properties, Inc. (the “Company”) conducts substantially all of its operations, sold $400,000,000 aggregate principal amount of 5.85% Notes due March 15, 2017. The notes were issued to “qualified institutional buyers” (as defined in Rule 144A) in a transaction exempt from the registration requirements of the Securities Act of 1933 under the indenture, dated as of December 1, 1996, among the Operating Partnership, the Company, and US Bank National Association (as successor in interest to Wachovia Bank, N.A.), the trustee, and pursuant to resolutions of the board of directors of the Company and an officers’ certificate dated as of March 22, 2007 establishing the terms of the notes. We used the net proceeds from the sale of the notes to repay borrowings outstanding under our $150 million unsecured non-revolving credit facility and our $450 million unsecured revolving credit facility. In connection with the completion of the offering, the Company and the Operating Partnership entered into a registration rights agreement dated as of March 22, 2007 with the initial purchasers of the notes. The registration rights agreement requires the Operating Partnership to file, within 90 days after the closing date of the sale of the notes, a registration statement with respect to an offer to exchange the notes for other freely tradable notes that are registered under the Securities Act of 1933 and to cause such exchange offer registration statement to become effective within 180 days after the closing date. The Operating Partnership is required to complete the exchange offer within 210 days after the closing date.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey D. Miller, a partner with DLA Piper US LLP, will join the Company on March 23, 2007 as Vice President, General Counsel and Secretary. Mr. Miller will replace Mack D. Pridgen, III, whose last day of employment with the Company was March 16, 2007. Mr. Miller, 36, is currently a partner with the law firm of DLA Piper US LLP, where he has practiced since 2005. Previously, he was a partner with the law firm of Alston & Bird LLP, which he originally joined in 1997. Mr. Miller received a B.A. from Pennsylvania State University and a J.D. and M.B.A. from Wake Forest University. He is admitted to practice in North Carolina.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description
4.1	Form of 5.85% Notes due March 15, 2017

4.2	Officers’ Certificate Establishing the Terms of the 5.85% Notes, dated as of March 22, 2007

10.1	Registration Rights Agreement, dated as of March 22, 2007, by and among Highwoods Realty Limited Partnership, Highwoods Properties, Inc. and the initial purchasers named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.

By:	/s/ Terry L. Stevens
Terry L. Stevens
Vice President and Chief Financial Officer

HIGHWOODS REALTY LIMITED PARTNERSHIP

By:	Highwoods Properties, Inc., its general partner

	By:	/s/ Terry L. Stevens
Terry L. Stevens
Vice President and Chief Financial Officer

Dated: March 22, 2007

Exhibit Index

Exhibit Number	Description
4.1	Form of 5.85% Notes due March 15, 2017

4.2	Officers’ Certificate Establishing the Terms of the 5.85% Notes, dated as of March 22, 2007

10.1	Registration Rights Agreement, dated as of March 22, 2007, by and among Highwoods Realty Limited Partnership, Highwoods Properties, Inc. and the initial purchasers named therein